UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )

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Filed by a Party other than the Registrant

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Preliminary Proxy Statement

Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to § 240.14a-12

ACTIVE ASSETS INSTITUTIONAL GOVERNMENT SECURITIES TRUST

(Names of Registrant as Specified in its Charter)

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ACTIVE ASSETS INSTITUTIONAL GOVERNMENT SECURITIES TRUST

c/o Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas New York, New York 10020

NOTICE OF ADJOURNED SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders of Active Assets Institutional Government Securities Trust (the ‘‘Fund’’), which was originally scheduled for August 1, 2006, has been adjourned to Friday, May 18, 2007 (the ‘‘Adjourned Meeting’’). The Adjourned Meeting will be held at the offices of Morgan Stanley Investment Advisors Inc., 1221 Avenue of the Americas, 5th Floor, New York, New York 10020 at 9:00 a.m., Eastern Time.

The Adjourned Meeting is being held for the following purposes:

1.	To elect Trustees of the Fund.

2.	To eliminate certain fundamental investment restrictions for the Fund.

3.	To modify certain fundamental investment restrictions for the Fund.

4.	To consider and act upon any other business as may properly come before the Adjourned Meeting or any adjournment thereof.

The Board of Trustees of the Fund has established a new record date of March 23, 2007 (the ‘‘New Record Date’’) for the Adjourned Meeting. Only shareholders of record of the Fund at the close of business on the New Record Date are entitled to notice of, and to vote at, the Adjourned Meeting of the Fund or any further adjournments thereof. The information in this notice and accompanying Proxy Statement amends the Notice of Special Meetings of Shareholders dated June 14, 2006 (the ‘‘Original Notice’’) and the Joint Proxy Statement for the Morgan Stanley Money Market Funds (the ‘‘Joint Proxy Statement’’) and any other information about the Adjourned Meeting. If you were a shareholder of the Fund on May 30, 2006 (the ‘‘Original Record Date’’), you previously received the Original Notice and the Joint Proxy Statement. If you were not a shareholder of the Fund on the Original Record Date, enclosed is a Proxy Statement that discusses each of the proposals with respect to the Fund that were included in the Joint Proxy Statement.

—IF YOU HAVE NOT PREVIOUSLY VOTED YOUR SHARES, either because you did not previously receive the Original Notice and Joint Proxy Statement or because you did receive the Original Notice and Joint Proxy Statement but have not yet voted, please cast your vote on the enclosed proxy card and return it in the envelope provided. You may also cast your vote by telephone or internet using the instructions provided on the enclosed proxy card. The Board of Trustees of the Fund recommends a vote ‘‘FOR’’ each proposal for the reasons discussed in the enclosed Proxy Statement.

PLEASE REMEMBER TO VOTE YOUR SHARES AS SOON AS POSSIBLE

—IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND DO NOT WISH TO CHANGE YOUR VOTE, no action is necessary. Unless we receive instructions from you to the contrary, we will vote your shares according to your instructions on any previously submitted proxy card or pursuant to any instructions previously submitted by telephone or through the internet. This includes any shares that you held on the New Record Date but that you obtained subsequent to the Original Record Date.

—IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND WISH TO CHANGE YOUR VOTE, you may do so by following the directions on the enclosed proxy card or by casting your vote by telephone or internet using the instructions provided on the enclosed proxy card.

Mary E. Mullin Secretary

Dated: April 20, 2007

If you do not expect to attend the Adjourned Meeting, please sign and promptly return the enclosed Proxy Card in the enclosed self-addressed envelope or vote by telephone or electronically on the Internet as indicated in the Proxy Card. In order to avoid the additional expense to the Fund of further solicitation, we ask your prompt cooperation in mailing in your Proxy Card or voting by telephone or electronically on the Internet.

ACTIVE ASSETS INSTITUTIONAL GOVERNMENT SECURITIES TRUST

c/o Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas New York, New York 10020

PROXY STATEMENT

Adjourned Special Meeting of Shareholders
May 18, 2007

This proxy statement is furnished by the Board of Trustees (the ‘‘Board’’) of Active Assets Institutional Government Securities Trust (the ‘‘Fund’’) in connection with the solicitation of Proxies by the Board for use at a Special Meeting of Shareholders of the Fund which was originally scheduled for August 1, 2006 but has been adjourned to Friday, May 18, 2007 (the ‘‘Adjourned Meeting’’). The Adjourned Meeting will be held at the principal executive office of the investment adviser for the Fund, Morgan Stanley Investment Advisors Inc. (hereinafter ‘‘MSIA’’ or the ‘‘Investment Adviser’’), 1221 Avenue of the Americas, 3rd Floor, New York, New York 10020. It is expected that the Notice of Adjourned Special Meeting, Proxy Statement and Proxy Card will first be mailed to shareholders on or about April 20, 2007. The purpose of the Adjourned Meeting, the matters to be acted upon and the commencement time of the Adjourned Meeting are set forth in the accompanying Notice of Adjourned Special Adjourned Meeting of Shareholders (the ‘‘New Notice’’).

The Fund is organized as a Massachusetts business trust. Shares of beneficial interest of the Fund are referred to as ‘‘shares,’’ all holders of shares are referred to as ‘‘Shareholders,’’ the trustees of the Fund are referred to as ‘‘Trustees’’ and the Fund’s Declaration of Trust is referred to as its ‘‘charter.’’

The Board has established a new record date of March 23, 2007 (the ‘‘New Record Date’’) for the Adjourned Meeting. As of the New Record Date, there were 851,839,474 shares outstanding and entitled to vote.

If the accompanying Proxy Card is executed properly and returned, shares represented by it will be voted at the Adjourned Meeting in accordance with the instructions on the Proxy Card. If you (i) have not previously voted your shares, either because you did not previously receive the Original Notice and Joint Proxy Statement (each as defined in the New Notice) or because you did receive the Original Notice and Joint Proxy Statement but have not yet voted or (ii) if you have previously voted your shares and wish to change your vote, please cast your vote on the enclosed proxy card and return it in the envelope provided. You may also cast your vote by telephone or internet using the instructions provided on the enclosed proxy card.

If you have previously voted your shares and do not wish to change your vote, no action is necessary. Unless we receive instructions from you to the contrary, we will vote your shares according to your instructions on any previously submitted proxy card or pursuant to any instructions previously submitted by telephone or through the internet. This includes any shares that you held on the New Record Date but that you obtained subsequent to the Original Record Date. A Proxy may be revoked at any time prior to the time it is voted (i) by written notice to the Secretary of the Fund or (ii) by attendance and voting at the Adjourned Meeting. If no instructions are specified, shares will be voted FOR each Proposal set forth in this Proxy Statement.

The cost of soliciting proxies for the Adjourned Meeting, consisting principally of printing and mailing expenses, is estimated at $6,000 and will be borne by the Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Fund, or officers and regular employees of the Investment Adviser, Morgan Stanley Trust, Morgan Stanley Services Company Inc. and/or Morgan Stanley & Co. Incorporated, without special compensation therefor. In addition, the Fund may employ Computershare Fund Services, Inc. (‘‘Computershare’’) to make telephone calls to Shareholders to remind them to vote. The Fund may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received.

Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the Proxy Card accompanying this Proxy Statement. To vote by touchtone telephone or by Internet, Shareholders can access the website or call the toll-free number listed on the Proxy Card or noted in the enclosed voting instructions. To vote by touchtone telephone or by Internet, Shareholders will need the number that appears on the Proxy Card in the shaded box.

In certain instances, Morgan Stanley Trust or Computershare may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders’ identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders’ instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder’s vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed Proxy Card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by Proxy Card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder. With respect to these services, Computershare will be paid telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining Shareholders’ telephone numbers, and providing additional materials upon Shareholder request, at an estimated cost of $2,500, which would be borne by the Fund.

The Fund will furnish, without charge, a copy of its most recent annual report or semi-annual report to any Shareholder of the Fund requesting such report. Requests for annual and/or semi-annual reports should be made in writing to the Fund, c/o Morgan Stanley Services Company Inc., Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, New Jersey 07311, by calling 1-800-869-NEWS, or by visiting the Investment Adviser’s Internet website at www.morganstanley.com/funds.

Morgan Stanley Services Company Inc. serves as the Fund’s administrator (the ‘‘Administrator’’). Morgan Stanley Distributors Inc. serves as the Fund’s distributor (the ‘‘Distributor’’). The business address of the Administrator and the Distributor is 1221 Avenue of the Americas, New York, New York 10020.

Shares of the Fund are entitled to one vote each at the Adjourned Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

The Shareholders are being solicited and are entitled to vote on Proposals 1, 2 and 3, which are outlined below. Under the Fund’s By-Laws, the presence at a meeting in person or by proxy of Shareholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker ‘‘non-votes’’ will be counted in determining whether a quorum is present at the Adjourned Meeting, but will not be counted as votes cast at the Adjourned Meeting.

At a meeting held on April 25, 2006, the Board determined that it was in the best interest of the Fund to approve each Proposal. After careful consideration, the Board approved the submission of each Proposal to Shareholders of the Fund for their approval.

The Board of the Fund unanimously recommends that you cast your vote ‘‘FOR’’ each Proposal set forth in this Proxy Statement as follows:

•	The election of all of the nominees as Trustees as set forth in Proposal No. 1.

•	The elimination of certain of the Fund’s fundamental policies as set forth in Proposal No. 2.

•	The modification of certain of the Fund’s fundamental policies as set forth in Proposal 3.

Your vote is important. Please return your Proxy Card promptly no matter how many shares you own.

PROPOSAL 1—ELECTION OF TRUSTEES

At the Adjourned Meeting, Shareholders will be asked to consider the election of Trustees to hold office until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying Proxy Cards to vote, on behalf of the Shareholders, for the election of Frank L. Bowman, Kathleen A. Dennis, James F. Higgins, Joseph J. Kearns, Michael F. Klein, W. Allen Reed and Fergus Reid as Trustees for the Fund for an indefinite term commencing on May 18, 2007.

Pursuant to the Fund’s By-Laws, each Trustee holds office until (i) his or her successor has been elected and qualified, (ii) his or her death, (iii) his or her resignation or (iv) his or her removal as provided by statute or the charter.

Information Regarding Trustees and Nominee Trustees

Certain information regarding the incumbent Trustees of the Fund and nominees for election as Trustees is set forth below:

Name, Address and Age	Position Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee*	Other Directorships Held by Trustee or Nominee for Trustee
Interested Nominee for Trustee
James F. Higgins** (58) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two Jersey City, NJ 07311	Nominee/Trustee	Since November 2002 (Inception Date)	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	173	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).
Frank L. Bowman (62) C/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Sub-Committee of the Valuation, Insurance and Compliance Committee (since February 2007); formerly variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	171	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.
Kathleen A. Dennis (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	President, Cedarwood Associates (mutual fund consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	171	None.

*	As of December 31, 2006.
**	Interested Person of the Fund within the meaning of the Investment Company Act of 1940, as amended (the ‘‘Investment Company Act’’). Mr. Higgins is a Senior Adviser to Morgan Stanley, of which the Investment Adviser is a subsidiary.

Name, Address and Age	Position Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee*	Other Directorships Held by Trustee or Nominee for Trustee
Independent Nominees for Trustee
Joseph J. Kearns (64) c/o Kearns & Associates LLC PMB 754 23852 Pacific Coast Highway Malibu, CA 90265	Nominee/ Trustee	Since July 2003	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); formerly CFO of the J. Paul Getty Trust.	174	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and the UCLA Foundation.
Michael F. Klein (48) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, (August 1997 to December 1999).	171	Director of certain investment funds managed or sponsored by Aetos Capital LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
W. Allen Reed (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Nominee	N/A	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); President and CEO of General Motors Asset Management; formerly, Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	171	Director of GMAC (financial services), and Temple-Inland Industries (packaging, banking and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (74) c/o Lumelite Plastics Corporation 85 Charles Colman Boulevard Pawling, NY 12564	Nominee/ Trustee	Since July 2003	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	174	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

*	As of December 31, 2006.

Name, Address and Age	Position Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Nominee for Trustee*	Other Directorships Held by Trustee or Nominee for Trustee
Independent Nominees for Trustee
Michael Bozic (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since November 2002 (Inception Date)	Private investor; Chairperson of the Valuation, Insurance and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998 to October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995 to November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991 to July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987 to 1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	173	Director of various business organizations.
Dr. Manuel H. Johnson (57) c/o Johnson Smick Group Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since November 2002 (Inception Date)	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	173	Director of NVR, Inc. (home construction); Director of Evergreen Energy
Michael Nugent (70) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards (since July 2006) and Trustee November 2002 (Inception Date)	General Partner of Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and the Institutional Funds (since July 2006), Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006), (Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	173	None.

*	As of December 31, 2006.

No Trustee or nominee for election as Trustee who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Investment Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser.

Certain information regarding the executive officers of the Fund is set forth below:

Name, Address and Age	Position(s) Held with the Fund, and Length of Time Served	Principal Occupation(s) During Past Five Years
Ronald E. Robison* (67) 1221 Avenue of the Americas New York, NY 10020	President since September 2005 and Principal Executive Officer since May 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Administrative Officer of the Investment Adviser; Chief Administrative Officer of Morgan Stanley Services Company Inc.
J. David Germany* (52) Morgan Stanley Investment Management Limited 20 Bank Street Canary Wharf London, England E144AD	Vice President since February 2006	Managing Director and (since December 2005) Chief Investment Officer — Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Ltd.; Vice President of the Retail Funds and the Institutional Funds (since February 2006).
Dennis F. Shea* (53) 1221 Avenue of the Americas New York, NY 10020	Vice President since February 2006	Managing Director and (since February 2006) Chief Investment Officer — Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and the Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.
Barry Fink* (52) 1221 Avenue of the Americas New York, NY 10020	Vice President since November 2002 (Inception Date)	Managing Director of Morgan Stanley Investment Management; Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary and General Counsel of the Retail Funds.
Amy R. Doberman* (45) 1221 Avenue of the Americas New York, NY 10020	Vice President since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000 to July 2004).
Carsten Otto* (43) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer since October 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.
Stefanie V. Chang Yu* (40) 1221 Avenue of the Americas New York, NY 10020	Vice President since July 2003 (Inception Date)	Executive Director of the Investment Adviser and various entities affiliated with the Investment Advise; Vice President of the Retail Funds (since July 2003) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.
Francis J. Smith* (41) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer since July 2003 and Chief Financial Officer since November 2002 (Inception Date)	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly, Vice President of the Retail Funds (September 2002 to July 2003).
Mary E. Mullin* (40) 1221 Avenue of the Americas New York, NY 10020	Secretary since July 2003 (Inception Date)	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

*	‘‘Interested person’’ of the Fund within the meaning of the Investment Company Act. Messrs. Robison, Germany, Shea, Fink, Otto and Smith, and Ms. Doberman, Chang Yu and Mullin are also officers of the Investment Adviser or its affiliates.

Each of the nominees for Trustee has consented to be named in this Proxy Statement and to serve as a Trustee of the Fund if elected. The Board has no reason to believe that any of the nominees named above will become unavailable for election as a Trustee, but if that should occur before the Adjourned Meeting, Proxy Cards will be voted for such persons as the Board may recommend.

Share Ownership of Trustees

The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $100,000 in any of the funds in the Morgan Stanley Retail and Institutional Funds on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the funds above the $100,000 minimum requirement. The Trustees may allocate their investments among specific funds in any manner they determine is appropriate based on their individual investment objectives. Any new Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of the date of this Proxy Statement, each incumbent Trustee is in compliance with the policy.

The following table sets forth information regarding the dollar ranges of beneficial ownership of shares in the Fund and in certain registered investment companies, including the Fund, managed by the Investment Adviser or an affiliate and held out to investors as related companies for purposes of investment and investor services (the ‘‘Family of Investment Companies’’) owned by the Trustees of the Fund and each nominee for election as a Trustee, as of December 31, 2006. This information has been furnished by each Trustee and nominee. The dollar values in the following table are based upon the market price of the Fund’s shares as of December 31, 2006.

Name of Trustees	Active Assets Institutional Government Securities Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies
Interested Trustee/Nominee
Higgins	None	Over $100,000
Independent Trustee
Bowman	None	Over $100,000
Bozic	None	Over $100,000
Dennis	None	Over $100,000
Johnson	None	Over $100,000
Kearns(1)	None	Over $100,000
Klein	None	Over $100,000
Nugent	None	Over $100,000
Reed	None	Over $100,000
Reid(1)	None	Over $100,000

(1)	Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the plan.

Board Meetings and Committees

The Board has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’). The Audit Committee provides assistance to the Board with respect to the engagement and the independent registered public accounting firm and the qualifications, independence and performance of the independent registered public accounting firm. The Audit Committee also, among other things, reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Fund’s financial operations. The Fund has adopted an Audit Committee Charter. The members of the Audit Committee of the Fund are currently Joseph J. Kearns and Michael E. Nugent, none of whom is an ‘‘interested person,’’ as defined under the Investment Company Act, of the Fund (with such disinterested Trustees being ‘‘Independent Trustees’’ or individually, an ‘‘Independent Trustee’’). The current Chairman of the Audit Committee is Joseph J. Kearns. During the Fund’s fiscal year ended June 30, 2006, the Audit Committee held six meetings.

The Board also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Board and its committees and recommends such qualified individuals for nomination by the Fund’s Independent Trustees as candidates for election as Independent Trustees, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Board and its committees and oversees periodic evaluations of the Board and its committees. The Fund has adopted a formal, written Governance Committee Charter, a copy of which is attached hereto as Schedule A. The Governance Committee Charter is not available on the Fund’s website. The member of the Governance Committee of the Fund is currently Fergus Reid, an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid. During the Fund’s fiscal year ended June 30, 2006, the Governance Committee held two meetings.

The Fund does not have a separate nominating committee. While the Fund’s Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) has participated in the election and nomination of candidates for election as Independent Trustees for the Fund presented in this Proposal. Persons recommended as candidates for nomination as Independent Trustees are required to possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law or regulation. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board as they deem appropriate, they will consider nominations from Shareholders to the Board. Nominations from Shareholders should be in writing and sent to the Independent Trustees as described below under ‘‘Shareholder Communications.’’

The Board formed a Valuation, Insurance and Compliance Committee to review the valuation process, address insurance coverage and oversee the compliance function for the Fund and the Board. The Valuation, Insurance and Compliance Committee currently consists of Michael Bozic, Manuel H. Johnson and James F. Higgins. Michael Bozic and Manuel H. Johnson are Independent Trustees. The Chairperson of the Valuation, Insurance and Compliance Committee is Michael Bozic. The Valuation, Insurance and Compliance Committee was formed in October 2006.

For the Fund’s most recently completed fiscal year, each incumbent Trustee attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served, held during the time such Trustee was a member of the Board.

There were 13 meetings of the Board held during the fiscal year ended June 30, 2006.

Shareholder Communications

Shareholders may send communications to the Fund’s Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Trustee above. Other Shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Compensation

Each Independent Trustee (except for the Chairperson) receives an annual fee of $180,000 for serving the Retail Funds and the Institutional Funds.

Prior to October 1, 2006, the Chairperson of the Audit Committee received an additional annual retainer fee of $60,000. Other Committee Chairpersons and the Deputy Chairperson of the Audit Committee received an additional annual retainer fee of $30,000. Effective October 1, 2006, the Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional annual retainer fee of $60,000. Other Committee Chairpersons receive an additional annual retainer of $30,000 and the Investment Sub-Committee Chairpersons receive an additional annual retainer fee of $15,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. As of July 1, 2006, Mr. Charles A. Fiumefreddo resigned as Chairperson of the Boards of the Retail Funds and the Institutional Funds and was succeeded by Michael E. Nugent. Prior to July 1, 2006, Charles A. Fiumefreddo received an annual retainer fee for his services as Chairperson of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board. As of July 1, 2006, Michael E. Nugent receives a total annual retainer fee of $360,000 for his services as Chairperson.

The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the ‘‘DC Plan’’), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation (the ‘‘Prior DC Plan’’), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

Set forth below is a table showing the aggregate compensation paid by the Fund to each of its Trustees, as well as the total compensation paid to each Trustee of the Fund by the Fund and by other U.S. registered investment companies advised by MSIA or any investment companies that have an investment adviser that is an affiliated person of MSIA (collectively, the ‘‘Fund Complex’’) for their services as Trustees of such investment companies. The aggregate compensation paid by the Fund is as of June 30, 2006. There were no pension or retirement benefits accrued as part of the Fund’s expenses.

The amounts reflected in the following table include amounts paid by the Fund Complex for services rendered during the calendar year ended December 31, 2006 for each fund within the Fund Complex, regardless of whether such amounts were actually received by the Trustees during such fiscal year.

Compensation

Name of Independent Trustees(1)	Aggregate Compensation From the Fund(2)	Total Compensation from Fund and Fund Complex Paid to Trustees(3)
Frank L. Bowman(4)	$0	$75,000
Michael Bozic	$752	$195,000
Kathleen A. Dennis(4)	$0	$78,750
Manuel H. Johnson	$951	$240,000
Joseph J. Kearns	$832	$226,250
Michael F. Klein(4)	$0	$78,750
Michael E. Nugent	$1,014	$285,000
W. Allen Reed(4)	$0	$78,750
Fergus Reid	$833	$215,000
Name of Interested Trustee
James F. Higgins	$0	$0

(1)	Includes all amounts paid for serving as Director/Trustee of the funds, as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.
(2)	For Mr. Kearns, the amounts shown in this column include $416 deferred pursuant to the Fund’s deferred compensation plan with respect to the Fund’s fiscal year.
(3)	The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2006 before deferral by the Trustee under the DC Plan. As of December 31, 2006, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Bowman, Kearns and Reid pursuant to the deferred compensation plans was $78,764, $959,331 and $764,483, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.
(4)	Messrs. Bowman, Klein and Reed and Ms. Dennis were elected to the Funds in the Fund Complex beginning on August 1, 2006.

Prior to December 31, 2003, 49 of the Retail Funds (the ‘‘Adopting Funds’’) not including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an ‘‘Eligible Trustee’’) would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee’s retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund’s Independent Trustees by the Adopting Funds for the calendar year ended December 31, 2006, and the estimated retirement benefits for the Independent Trustees for the Adopting Funds for each calendar year following retirement. Only the Trustees listed below participated in the retirement program.

Name of Independent Trustee:	Retirement Benefits Accrued as Fund Expenses By All Adopting Funds	Estimated Annual Benefits Upon Retirement From all Adopting Funds(1)
Michael Bozic	$17,614	$46,871
Manuel H. Johnson	18,586	68,630
Michael E. Nugent	29,524	61,377

(1)	Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee’s life.

Assuming a quorum is present, approval of Proposal 1 will require the affirmative vote of a majority of the Fund’s shares represented in person or by proxy at the Adjourned Meeting and entitled to vote at the Adjourned Meeting.

The Board of the Fund recommends that you vote ‘‘For’’ the election of the nominees as Trustees.

OVERVIEW OF PROPOSALS 2 and 3 RELATED TO THE
ELIMINATION OR MODIFICATION OF CERTAIN
FUNDAMENTAL INVESTMENT RESTRICTIONS

The Investment Company Act requires a registered investment company, including the Fund, to have certain specific investment policies that can be changed only with shareholder approval. Investment companies may also elect to designate other policies that may be changed only with a shareholder vote. Both types of policies are often referred to as ‘‘fundamental’’ policies. In this proxy statement, the word ‘‘restriction’’ or ‘‘limitation’’ is sometimes used to describe a policy. Certain fundamental policies have been adopted in the past by the Fund to reflect certain regulatory, business or industry conditions that are no longer in effect. For example, the National Securities Markets Improvement Act of 1996 (‘‘NSMIA’’) preempted many investment restrictions formerly imposed by state securities laws and regulations (these state laws and regulations are often referred to as ‘‘blue sky’’ laws and regulations), so those state requirements no longer apply. As a result, many of the current restrictions unnecessarily limit the investment strategies available to the Investment Adviser in managing the Fund’s assets. Accordingly, the Investment Adviser recently conducted a review of the Fund’s fundamental policies with the following goals: (i) to simplify, modernize and make consistent with those of other investment companies advised by the Investment Adviser or its affiliates, the Fund’s policies that are required to be fundamental under the Investment Company Act and (ii) to eliminate certain policies previously required under state securities laws.

Proposals 2 and 3 seek Shareholder approval of changes that are intended to accomplish the foregoing goals. The proposed changes to the fundamental policies are discussed in detail below. By reducing to a minimum those policies that can be changed only by a Shareholder vote, the Fund should be able to avoid the costs and delay associated with a Shareholder meeting and the Board believes that the Investment Adviser’s ability to manage the Fund’s portfolio in a changing regulatory or investment environment will be enhanced.

Shareholders should note that certain of the proposed fundamental policies are stated in terms of ‘‘to the extent permitted by the Investment Company Act or the rules and regulations thereunder.’’ Applicable law can change over time and may become more or less restrictive as a result. The fundamental policies have been drafted in this manner so that a change in law would not require the Fund to seek a Shareholder vote to amend the policy to conform to applicable law, as revised. Although the Proposals give the Fund greater flexibility to respond to future investment opportunities, the Investment Adviser does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with an investment in the Fund, nor does the Investment Adviser anticipate that the proposed changes in the fundamental investment restrictions will, individually or in the aggregate, change materially the manner in which the Fund is managed and operated.

PROPOSAL 2 — ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

Proposal 2.A. — Elimination of the Fundamental Policy Prohibiting
Investments in Oil, Gas and Other Types of Minerals or Mineral Leases

Reasons for the Elimination of the Investment Policy:

The Fund’s fundamental policy prohibiting its ability to purchase or sell interests in oil, gas, or other types of minerals or mineral leases was based on the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, this policy is no longer applicable and may be eliminated from the Fund’s investment policies. There are no current expectations that the Fund will engage in such activities. However, elimination of the fundamental policy would afford the Fund the flexibility, subject to Board approval, to make such investments without the delay and expense of a Shareholder vote. Should the Fund decide to engage in such activities, appropriate disclosure regarding the nature and risks of such investments would be disclosed in the Fund’s prospectus and/or statement of additional information.

Proposal 2.B. — Elimination of the Fundamental Policy Regarding
Purchase of Common Stock and Other Instruments

Reasons for the Elimination of the Investment Policy:

The Fund’s fundamental policy prohibiting it from investing in common stock and, in some cases, preferred stocks, warrants, corporate bonds, debentures, state bonds, municipal bonds or industrial revenue bonds and other equity securities, was based on the requirements formerly imposed by state ‘‘blue sky’’ regulators as a condition to registration. As a result of NSMIA, this policy is no longer required and may be eliminated from the Fund’s investment policies. Eliminating this investment restriction would not affect the Fund’s investment strategies of investing entirely in short-term highly rated fixed income securities.

PROPOSAL 3 — MODIFY CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS

Proposal 3.A. — Modify Fundamental Policy Regarding Diversification

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, the Fund’s fundamental policy would read:

‘‘The Fund may not invest in a manner inconsistent with its classification as a ‘‘diversified company’’ as provided by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

Section 8(b) of the Investment Company Act requires an investment company to state whether it is ‘‘diversified’’ as that term is defined in the Investment Company Act. Consequently, the proposed modification is consistent with the Investment Company Act, which only requires that the Fund state whether it is diversified. The Investment Company Act requires that funds classify themselves as either diversified or non-diversified. The difference is that diversified funds are subject to stricter percentage limits on the amount of assets that can be invested in any one company. Specifically, a diversified fund may not, with respect to 75% of its total assets: (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding voting securities of such issuer.

No change is being proposed to the Fund’s designation as diversified. Instead, the proposed change would modify the Fund’s fundamental investment policies regarding its sub-classification under the

Investment Company Act to rely on the definitions of the term ‘‘diversified’’ in the Investment Company Act rather than stating the relevant percentage limitations expressed under current law. As a result, without the Fund’s Board or Shareholders taking further action, the modified investment policy would automatically apply the requirements of ‘‘diversification’’ under the Investment Company Act to the Fund as those requirements may be amended from time to time.

It should be noted that the modification of this fundamental policy will not affect the Fund’s intention to continue to comply with the diversification and other requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’), in order to continue to qualify for the special tax treatment afforded to ‘‘regulated investment companies.’’

Proposal 3.B. — Modify Fundamental Policy Regarding Borrowing Money

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, the Fund’s fundamental policy regarding borrowing would read:

‘‘The Fund may not borrow money, except the Fund may borrow money to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

The Fund is required to have a fundamental policy with respect to borrowing and the Fund is presently prohibited from borrowing, except as borrowings may be necessary for temporary or emergency purposes (such as meeting redemption requests that might otherwise require the untimely disposition of securities). The Fund has limited its permissible borrowings to amounts not in excess of 33 1/3% of the Fund’s total assets. The proposed fundamental policy for borrowing would permit the Fund to borrow up to the full extent permitted under the Investment Company Act (which is currently 33 1/3% of an investment company’s total assets). There is no current intention, however, that the Fund would increase its borrowing capacity.

If the Fund borrows and uses the proceeds to make additional investments, the income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs, but such investments will impair its performance if the income and appreciation thereon are less than such borrowing costs. This factor is known as leverage. The use of leverage is considered speculative and its use could increase the volatility of the Fund’s assets.

Proposal 3.C. — Modify Fundamental Policy Regarding Loans

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, the Fund’s fundamental policy regarding loans would read:

‘‘The Fund may not make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provision of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

The proposed change is intended to clarify the Fund’s ability to engage in securities lending to the extent permitted by the Investment Company Act and the then-current SEC policy. The Investment Company Act currently limits loans of the Fund’s securities to one-third of the Fund’s assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. In the future, should the rules and regulations governing loans by mutual funds change, the proposed restriction would automatically conform to those new requirements without the need to solicit Shareholder votes.

Currently, the Fund is prohibited from making loans of money or securities, except that the Fund can only lend through the purchase of debt securities, investments in repurchase agreements or by lending its portfolio securities, but only up to 10% of its assets. If this Proposal is approved by Shareholders, the Fund would be permitted to make loans to the maximum extent permitted by the Investment Company Act including the participation in a securities lending program to the maximum extent permitted by the Investment Company Act.

Proposal 3.D. — Modify Fundamental Policy Regarding
Investment in Commodities, Commodity Contracts and Futures Contracts

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, the Fund’s fundamental policy would read:

‘‘The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

The proposed changes to the Fund’s policy are intended to make it clear that the Fund may use futures contracts, options on futures contracts and other derivatives. These instruments are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors.

Derivatives involve the risk that interest rates, securities prices and currency markets will not move in the direction that the Fund’s portfolio manager anticipates and the risk of imperfect correlation between the price of derivative instruments and movements in the direct investments for which derivatives are a substitute. Other risks include the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired, the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited), and the risk that the counterparty will not perform its obligations.

The Fund has a fundamental policy that does not permit investments in commodities futures contracts. If the Shareholders of the Fund approve this Proposal, the Fund would have the flexibility to invest in all types of futures contracts, options on futures contracts and other derivatives to the extent determined appropriate by the Investment Adviser and the Board. The extent to which the Fund may invest in futures contracts or other derivatives, including options, options on futures contracts, forward contracts, swaps, caps, floors, collars and any other financial instruments, will be disclosed in its prospectus and/or statement of additional information.

Proposal 3.E. — Modify Fundamental Policy Regarding Issuance of Senior Securities

Proposed New Fundamental Investment Policy:    If the proposed modification is approved by Shareholders, the Fund’s fundamental policy would read:

‘‘The Fund may not issue senior securities, except the Fund may issue senior securities to the extent permitted by (i) the Investment Company Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the Investment Company Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act, as amended from time to time.’’

Discussion of Proposed Modification:

Although the definition of a ‘‘senior security’’ involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund’s assets or earnings that takes precedence over the claims of the fund’s shareholders. The Investment Company Act generally prohibits mutual funds from issuing senior securities; however mutual funds are permitted to engage in certain types of transactions that might be considered ‘‘senior securities’’ as long as certain conditions are satisfied. For example, a transaction which obligates a fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is further away than the normal settlement period) may be considered a ‘‘senior security.’’ A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in value equal to its obligation to pay cash for the securities at a future date. The Fund utilizes transactions that may be considered to give rise to ‘‘senior securities’’ only in accordance with applicable regulatory requirements under the Investment Company Act.

The primary purpose of the Proposal is to revise the Fund’s fundamental limitation with respect to senior securities to conform to a limitation that is expected to become the standard for all Morgan Stanley Funds. If the Proposal is approved, the new fundamental senior securities limitation cannot be changed without a vote of the Fund’s shareholders.

Adoption of the proposed limitation on senior securities is not expected to affect the way in which the Fund is managed, the investment performance of the Fund, or the securities or instruments in which the Fund invests. The proposed limitation would recognize that the Fund may issue such securities only to the extent permitted under the Investment Company Act. To the extent the Fund becomes involved in such securities trading practices, the Board of the Fund will carefully review the Fund’s prospectus and/or statement of additional information disclosure of its participation and the risks of loss to the Fund and its shareholders which may result from such trading practices. The Board will further determine whether such trading practices are consistent with the Fund’s investment policies.

REQUIRED VOTE FOR PROPOSALS 2 and 3

Approval of each investment policy Proposal requires the approval of the holders of a ‘‘majority of the outstanding voting securities’’ of the Fund which under the Investment Company Act means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Adjourned Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund. The Board has considered various factors and believes that approval of these investment policy changes are in the best interest of the Fund and its Shareholders. If these investment Proposals are not approved by the Fund, the Fund’s current fundamental investment policies will remain in effect.

The Board, including a majority of the independent Board members, recommends that the shareholders vote ‘‘For’’ the elimination or modification of the Fund’s fundamental policies as described above.

SECURITY OWNERSHIP OF CERTAIN TRUSTEES, OFFICERS AND BENEFICIAL OWNERS

As of March 23, 2007, the aggregate number of shares of the Fund owned by the Fund’s officers and Trustees as a group was less than one percent of the Fund’s outstanding shares. Except as set forth below, to the knowledge of the Fund, no person was the beneficial owner of more than 5% of the Fund’s shares, as of March 23, 2007.

Name and Address of Beneficial Owner	Shares Outstanding as of March 23, 2007	Amount and Nature of Beneficial Ownership	Percent of Fund
ROBERT T. BIGELOW and DIANE M. BIGELOW TTEES F/T BIGELOW FAMILY TRUST DTD 9/2/1999 4640 S. EASTERN AVENUE LAS VEGAS, NV 89119-6135	851,839,474.430 shares	128,264,589.740	15.06%
CFS/AAA INSTITUTIONAL GOVERNMENT SECURITIES TRUST OMNIBUS ACCOUNT ATTN: PETER FU AAA OPS HARBORSIDE FINCL CENTER 6TH FL JERSEY CITY, NJ 07302		97,358,282.910	11.43%

AUDITOR FEES

Audit Fees

The aggregate fees billed by Deloitte & Touche LLP in connection with the annual audit of the Fund’s financial statements for the Fund’s most recent fiscal years ended June 30, 2006 and June 30, 2005 are 26,720 and 26,465, respectively.

Audit-Related Fees

There were fees billed by Deloitte & Touche LLP related to the annual audit of the Fund’s financial statements for the 2006, and 2005 fiscal years. The Fund paid audit-related fees in the amount of $531 and $540, respectively, for the fiscal years ended June 30, 2006 and 2005.

Tax Fees

The aggregate fees billed by Deloitte & Touche LLP in connection with tax compliance, tax advice and tax planning for the Fund for its most recent fiscal years are $5,000 and $4,948, respectively, for the fiscal years ended June 30, 2006 and 2005, which represent fees paid for the review of the Federal, state and local tax returns for the Fund.

All Other Fees

There were no fees billed by Deloitte & Touche LLP for any other products and services not set forth above for the Fund for its last two most recently completed fiscal years.

Audit Committee Pre-approval

The Fund’s Audit Committee’s policy is to review and pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund’s independent registered public accounting firm. The Audit Committee’s Audit and Non-Audit Pre-Approval Policy and Procedures requires the Fund’s Audit Committee to either generally pre-approve certain services without consideration of specific case-by-case services, or requires the specific pre-approval of services by the Audit Committee or its delegate. Under the Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accounting firm. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts. All of the audit, audit-related and the tax services described above for which Deloitte & Touche LLP billed the Fund fees for its fiscal year ended in 2006 were pre-approved by the Audit Committee.

Aggregate Non-Audit Fees paid by the Investment Adviser and Affiliated Entities

The aggregate fees billed for professional services rendered by Deloitte & Touche LLP for all other services provided to the Investment Adviser and to any entities controlling, controlled by or under common control with the Investment Adviser were $7.2 million and $8.4 million, respectively, for the recent fiscal years ended June 30, 2006 and June 30, 2005. Such services for the most recent fiscal year and the fiscal year preceding the most recent fiscal year included: (i) audit-related fees of $5.3 million and $5.4 million, respectively, and (ii) all other fees of $1.9 million and $3.0 million, respectively, related to services such as performance attestation, operational control reviews and the provision of educational seminars.

The Audit Committee of the Fund has considered whether the provision of non-audit services and the provision of services to affiliates of the Investment Adviser are not compatible with maintaining the independence of Deloitte & Touche LLP.

Representatives from Deloitte & Touche LLP are not expected to be present at the Adjourned Meeting. The representatives from Deloitte & Touche LLP will have the opportunity to make a statement if they desire to do so and they are expected to be available by telephone to respond to appropriate questions.

OTHER MATTERS

No business other than as set forth herein is expected to come before the Adjourned Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Adjourned Meeting Fund, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment in the interests of the Fund.

SHAREHOLDER PROPOSALS

The Fund does not hold regular annual meetings of shareholders. As a general matter, the Fund does not intend to hold future regular annual or special meetings of their shareholders unless required by the Investment Company Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the Fund should send such proposal to the Fund, c/o Morgan Stanley Investment Advisors Inc., 1221 Avenue of the Americas, New York, New York 10020. To be considered for presentation at a shareholder meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Mary E. Mullin
Secretary

Dated: April 20, 2007

Shareholders of the Fund who do not expect to be present at the Adjourned Meeting and who wish to have their shares voted are requested to date and sign the enclosed Proxy Card and return it in the enclosed envelope. No postage is required if mailed in the United States.

SCHEDULE A

JOINT GOVERNANCE COMMITTEE CHARTER
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED ON JULY 31, 2003
AND AS AMENDED ON
FEBRUARY 20, 2007

1.	MISSION STATEMENT

The Governance Committee (the ‘‘Governance Committee’’) is a committee of the Board of Trustees/Directors (referred to herein as the ‘‘Trustees’’ and collectively, the ‘‘Board’’) of each Fund listed in the attached Exhibit A1. The purpose of the Governance Committee is to: (1) evaluate the suitability of potential candidates for election to the Board and recommend candidates for nomination by the Independent Trustees (as defined below); (2) appoint members of each standing committee and sub-committee of the Board; (3) develop and recommend to the Board a set of corporate governance principles applicable to the Fund, monitor corporate governance matters and make recommendations to the Board and act as the administrative committee with respect to Board policies and procedures, and Committee policies and procedures; and (4) oversee periodic evaluations of the Board and any Committees of the Board.

2.	COMPOSITION

The Governance Committee shall be comprised of two or more Trustees of the Board. Governance Committee members shall be designated by the full Board, and the manner of selection of the Governance Committee Chairperson shall also be designated by the full Board. The Chairperson or his/her designee shall set the agenda for, and preside at, each meeting of the Governance Committee and shall engage in such other activities on behalf of the Governance Committee as shall be determined from time to time by the Governance Committee.

Each member of the Governance Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (1) is independent as defined in New York Stock Exchange Listed Company Standard 303.01 (2) and (3); (2) is not an ‘‘interested person’’ as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended; and (3) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Fund or their investment adviser or any affiliated person of the adviser, other than fees from the Fund for serving as a member of the Board or Committees of the Board. Such independent directors or trustees are referred to herein as the ‘‘Independent Trustees.’’

3.	MEETINGS OF THE GOVERNANCE COMMITTEE

The Governance Committee may fix its own rules of procedure, which shall be consistent with the Fund’s organizational documents and this Governance Committee Charter. The Governance Committee, in its discretion, may invite Trustees, members of management or others, whose advice and counsel are sought by the Governance Committee, to attend its meetings (or portions thereof) and to provide such pertinent information as the Governance Committee requests.

The Governance Committee shall meet independently at each regularly scheduled Board meeting and at such other times as deemed appropriate by the Governance Committee but no less frequently than quarterly. Members of the Governance Committee may participate in a meeting of the Governance Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

4.	AUTHORITY

The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Joint Governance Committee Charter.

5.	GOALS, DUTIES AND RESPONSIBILITIES OF THE GOVERNANCE COMMITTEE

In carrying out its duties and responsibilities, the Governance Committee’s policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Governance Committee.

1	This Joint Governance Committee Charter has been adopted by each Fund. Solely for the sake of clarity and simplicity, this Joint Governance Committee Charter has been drafted as if there is a single Fund, a single Governance Committee and a single Board. The terms ‘‘Governance Committee,’’ ‘‘Trustees’’ and ‘‘Board’’ mean the Governance Committee, Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Governance Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

(a)	Board Candidates and Nominees

The Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

(i)	evaluate the suitability of potential trustee/director candidates proposed by Trustees, shareholders or others;

(ii)	recommend, for nomination by the Independent Trustees, candidates for election as an Independent Trustee by the shareholders or appointment by the Board, as the case may be, pursuant to the Fund’s organizational documents. Persons recommended by the Governance Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange (‘‘NYSE’’) as applicable to the Fund; and

(iii)	review the suitability for continued service as a trustee/director of each Independent Trustee when his or her term expires and at such other times as the Governance Committee deems necessary or appropriate, and to recommend whether or not the Independent Trustee should be re-nominated by the Independent Trustees.

(b)	Selection, Nomination of Committee Members

The Governance Committee shall appoint members of each standing committee and sub-committee of the Board, and shall appoint persons as chairperson and, if desired, deputy chairperson, of each such committee and sub-committee in consultation with the Board. Evaluation by the Governance Committee of a person as a potential committee or sub-committee member shall include the factors set forth above under ‘‘Board Candidates and Nominees,’’ to the extent that such factors are applicable or relevant. An individual may be nominated to serve on more than one committee or sub-committee of the Board.

(c)	Corporate Governance

The Governance Committee shall have the following goals and principles with respect to Board corporate governance:

(i)	monitor corporate governance principles for the Fund, which shall be consistent with any applicable laws, regulations and listing standards, considering, but not limited to, the following:

1.	trustee/director qualification standards to reflect the independence requirements of the Sarbanes-Oxley Act of 2002, as amended (‘‘SOX’’) and the rules thereunder, the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), and the NYSE;

2.	trustee/director duties and responsibilities;

3.	trustee/director access to management, and, as necessary and appropriate, independent advisers; and

4.	trustee/director orientation and continuing education;

(ii)	review periodically the corporate governance principles adopted by the Board to assure that they are appropriate for the Fund and comply with the requirements of SOX, the 1940 Act and the NYSE, and to recommend any desirable changes to the Board; and

(iii)	consider other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board.

(d)	Periodic Evaluations

The Governance Committee shall be responsible for overseeing the evaluation of the Board as a whole and each Committee. The Governance Committee shall establish procedures to allow it to exercise this oversight function.

In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of corporate governance principles adopted by the Governance Committee. The Governance Committee shall address matters that the Governance Committee considers relevant to the Board’s performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by management of the Fund to the Board and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

The Governance Committee shall report to the Board on the results of its evaluation, including any recommended changes to the principles of corporate governance, and any recommended changes to the Fund’s or the Board’s or a Committee’s policies or procedures. This report may be written or oral.

6.	INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

The Governance Committee may conduct or authorize investigations into or studies of matters within the Governance Committee’s scope of responsibilities, and may retain, at the Fund’s expense, such independent counsel or other advisers as it deems necessary.

7.	INTERIM ACTIONS BY THE GOVERNANCE COMMITTEE

From time to time, the Governance Committee may delegate to the Chairperson or other designated Governance Committee member the responsibility to act, on an interim basis between meetings of the Governance Committee or Board, on governance related matters, provided that the Governance Committee or Board is not required by this Joint Governance Committee Charter or law to take such actions. Interim actions may be taken by written consent of the Governance Committee. All other interim actions by the Chairperson or his/her designee will be submitted for ratification at the next meeting of the Governance Committee.

8.	MINUTES OF MEETINGS; REPORTING TO THE BOARD

The Governance Committee shall cause to be made and kept minutes of its meetings. The Governance Committee shall report to the Board its activities, findings and recommendations.

9.	REVIEW OF JOINT GOVERNANCE COMMITTEE CHARTER

The Governance Committee shall review this Joint Governance Committee Charter at least annually, and shall recommend any changes to the Board. This Joint Governance Committee Charter may be amended only by the Board, with the approval of a majority of the Independent Trustees.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

You can Vote your Proxy on the INTERNET.

It saves Money! Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Go to website: https://vote.proxy-direct.com

3. Follow the on-screen directions.

4. Do not mail your Proxy Card when you vote by the Internet.

Please detach at perforation before mailing.

PROXY	ACTIVE ASSET INSTITUTIONAL GOVERNMENT SECURITIES FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 18, 2007	PROXY

This proxy is solicited on behalf of the Board of Trustees.

The undersigned hereby constitutes and appoints RONALD E. ROBISON, STEFANIE V. CHANG YU and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them to represent and vote, as designated on this proxy card, all shares of the above Fund held of record as of the Record Date by the undersigned at the Special Meeting of Shareholders to be held on August 1, 2006, as adjourned to May 18, 2007, at 1221 Avenue of the Americas, New York, New York 10020, and at any further adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The matters being considered have been proposed by management. The matters being proposed are related to, but not conditioned on, the approval of each other.

This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned shareholder, and, in the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof.  If no direction is made, this Proxy Card will be voted for the election of the nominees as Trustees for the Fund and for the other Proposals listed on this Proxy Card.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as name(s) appear(s) on the records of a Fund.  Joint owners should each sign personally.  Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.  If a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

_________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Stockholder sign here

_________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Co-owner sign here

_________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

Date	AAG_17592

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS YOU VOTE IN FAVOR OF THE PROPOSALS.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ■

To vote FOR all Proposals for all Funds mark this box. No other vote is necessary.

1.	Election of the following nominees as Trustees:
				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. Frank L. Bowman	02. Kathleen A. Dennis	03. James F. Higgins
	04. Joseph J. Kearns	05. Michael F. Klein	06. W. Allen Reed
07. Fergus Reid

To withhold your vote for any individual nominee, mark the “For All Except” box and write the nominee’s number on the line provided below.

________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________

				FOR	AGAINST	ABSTAIN
2.c.	To approve the elimination of fundamental investment restriction regarding Oil & Gas Policy.

2.g.	To approve the elimination of fundamental investment restriction regarding Common Stock Policy.

3.a.	To approve the modification of fundamental investment restriction regarding Diversification Policy.

3.b.	To approve the modification of fundamental investment restriction regarding Borrowing Policy.

3.c.	To approve the modification of fundamental investment restriction regarding Loan Policy.

3.d.	To approve the modification of fundamental investment restriction regarding Commodities Policy.

3.e.	To approve the modification of fundamental investment restriction regarding Senior Securities Policy.
AAG_17592